SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2002



                             PPL Energy Supply, LLC
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   333-74794          23-3074920
          --------                   ---------          ----------
 (State or other jurisdiction       (Commission        (IRS Employer
   of Incorporation)                 File Number)     Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


          (Former name or former address if changed since last report)





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ITEM 5.  OTHER EVENTS.
         -------------

         On January 30, 2002, PPL Energy Supply, LLC ("PPL Energy Supply") reported updated information regarding its Brazilian and United Kingdom electric delivery businesses and summary consolidated income statement information for 2001.

         BRAZILIAN OPERATIONS

         As previously announced, PPL Corporation, PPL Energy Supply's parent company, has been evaluating the business and regulatory situation in Brazil to determine what actions should be taken with respect to PPL Energy Supply's CEMAR electricity delivery company. PPL Energy Supply has determined that a prolonged drought, electricity rationing, an unfavorable regulatory climate and the associated disruption of Brazil's wholesale electricity markets have reduced the value of CEMAR. In addition, CEMAR has been unable to obtain in-country financing necessary to fund its operations and PPL Energy Supply does not intend to provide additional funding to CEMAR. As a result, PPL Energy Supply has taken a $217 million charge to 2001 earnings. Certain accounting rules limit PPL Energy Supply's ability to write off the entire CEMAR investment in 2001, and an additional write-off of approximately $100 million, up to the full value of the investment, is expected to be taken in the first quarter of 2002. Prior to the 2001 write-off, as of December 31, 2001, PPL Energy Supply's net investment in CEMAR was approximately $317 million.

         UNITED KINGDOM OPERATIONS

         Through its subsidiary, PPL Global, LLC ("PPL Global"), and through PPL Global's 51 percent investment in WPD Holdings UK ("WPDH"), an affiliate that delivers electricity in England and Wales, PPL Energy Supply had an investment in the 1,875 MW Teesside Power Station ("Teesside"), located in northern England. Enron Corporation ("Enron") participated, through affiliates, as an owner, operator and power purchaser of the project. As a result of Enron's bankruptcy and its default on its obligations under the power purchase agreements, PPL Energy Supply recorded a charge in 2001 of $20.8 million for its share of the impairment loss associated with Teesside. In addition to the write-off associated with the Teesside investment, PPL Energy Supply evaluated the carrying value of its investment in WPDH. PPL Energy Supply has determined to take a $117 million impairment charge in 2001 to bring the carrying value of WPDH in line with its fair market value.



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         SUMMARY 2001 CONSOLIDATED INCOME STATEMENT INFORMATION

         Set forth below is certain unaudited summary consolidated income statement information for PPL Energy Supply for the year ended December 31, 2001. In addition to the charges described above, 2001 earnings were impacted by a charge associated with the cancellation of certain generation development projects in light of continuing low wholesale energy prices. PPL Energy Supply also recorded after-tax charges of $7.6 million in 2001 related to the termination of certain electricity and gas contracts with Enron as a result of Enron's bankruptcy.

                          CONSOLIDATED INCOME STATEMENT
                                   (UNAUDITED)


                                                                                           YEAR ENDED
                                                                                       DECEMBER 31, 2001
                                                                                       -----------------
                                                                                     (Millions of Dollars)

OPERATING REVENUES............................................................                 $4,402
OPERATING EXPENSES............................................................                  3,494
OPERATING INCOME..............................................................                    908
OTHER INCOME (DEDUCTIONS AND EXPENSE)
     Write-down of international energy projects..............................                   (336)
     Cancellation of generation projects......................................                   (150)
     Interest Expense.........................................................                    (52)
     Other....................................................................                     73
                                                                                               ------
     Total other income (expense).............................................                   (465)
                                                                                               ------
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST..............................                    443
Income Tax Expense............................................................                    274
Minority Interest.............................................................                     (2)
                                                                                               ------
INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE...........                    171
Cumulative Effect of a Change in Accounting Principle (net of income taxes)...                      3
                                                                                               ------
NET INCOME....................................................................                 $  174
                                                                                               ======


                                     * * * *

         Certain statements contained in this filing, including statements with respect to future earnings, energy and capital markets, corporate strategy, subsidiary performance and results, growth, project development, liquidity, revenues, capital expenditures, operating expense, regulatory developments, and accounting impacts, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Energy Supply believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market

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demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Energy Supply and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; political, regulatory or economic conditions in countries where PPL Energy Supply or its subsidiaries conduct business; receipt of necessary governmental approvals; capital market conditions; foreign exchange rates; and the commitments and liabilities of PPL Energy Supply and its subsidiaries. Any such forward-looking statements should be considered in light of such factors and in conjunction with PPL Energy Supply's other filings with the Securities and Exchange Commission.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PPL ENERGY SUPPLY, LLC


                                    By:     /s/ Joseph J. McCabe
                                            --------------------
                                            Joseph J. McCabe
                                            Controller


Dated:   January 31, 2002